UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) September 24, 2025
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Matador Resources Company (the “Company”) today announced the promotion of Robert T. Macalik to Executive Vice President and Chief Financial Officer, effective as of September 29, 2025. Mr. Macalik will continue to serve as the Chief Financial Officer of San Mateo Midstream, LLC, Matador’s midstream joint venture. Mr. Macalik joined the Company in July 2015 as Vice President and Chief Accounting Officer and most recently served as the Company’s Executive Vice President – Administration and Finance. Since then, Mr. Macalik has also been an integral part of Matador’s team interfacing with shareholders, financial analysts and other market participants. As Chief Financial Officer, Mr. Macalik will assume the role of principal financial officer from William D. Lambert, who ceased serving as Chief Financial Officer on September 24, 2025. Mr. Lambert’s cessation of service as Chief Financial Officer is not related to any financial or accounting issue or any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The biographical information regarding Mr. Macalik disclosed in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 28, 2025 (the “2025 Proxy Statement”), under the heading “Executive Officers and Other Senior Officers of the Company”, is incorporated herein by reference.
Mr. Macalik and MRC Energy Company, a wholly-owned subsidiary of the Company, entered into an Employment Agreement, effective as of September 29, 2025, in the form filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed on April 26, 2024 and incorporated herein by reference. The description of such form is included in the 2025 Proxy Statement under the headings “Executive Compensation—Compensation Discussion and Analysis—Severance and Separation Arrangements—Employment Agreements” and “Executive Compensation—Potential Payments upon Termination or Change in Control—Employment Agreements” (in each case, in the same manner that such description applies to Messrs. Bryan A. Erman and Brian J. Willey), which description is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued by the Company on September 30, 2025, announcing Mr. Macalik’s promotion.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated September 30, 2025.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: September 30, 2025	By:	/s/ Bryan A. Erman
	Name:	Bryan A. Erman
	Title:	Co-President